Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 1 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  July 24, 1998              Principal Amount: $25,000,000
Stated Maturity Date: July 26, 1999              Net Proceeds:     $24,987,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.68750%                  Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):                 N/A
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every January 26,         Fixed Rate Commencement
                         April 26, July 26           Date:                   N/A
                         and October 26,           Fixed Interest Rate:      N/A
                         commencing
                         October 26, 1998
Agent:  Countrywide Securities Corporation
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 2 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  July 24, 1998              Principal Amount: $135,000,000
Stated Maturity Date: July 26, 1999              Net Proceeds:     $134,932,500

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |_| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |x| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.69000%                  Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or minus):
Interest Reset Dates:    Same as Interest                 Minus 281 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every January 26,         Fixed Rate Commencement
                         April 26, July 26           Date:                   N/A
                         and October 26,           Fixed Interest Rate:      N/A
                         commencing
                         October 26, 1998
Agent:  Chase Securities Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 3 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  July 24, 1998              Principal Amount: $80,000,000
Stated Maturity Date: July 26, 1999              Net Proceeds:     $79,960,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.68750%                  Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:  Three months
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):                 N/A
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every January 26,         Fixed Rate Commencement
                         April 26, July 26           Date:                   N/A
                         and October 26,           Fixed Interest Rate:      N/A
                         commencing
                         October 26, 1998
Agent:  Chase Securities Inc.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 4 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  July 24, 1998              Principal Amount: $50,000,000
Stated Maturity Date: July 26, 1999              Net Proceeds:     $49,975,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |_| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |x| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.73000%                  Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  One Business Day          Convention:               N/A
                         prior to each Interest    Index Maturity:         Daily
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):Plus 18 basis points
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every January 26,         Fixed Rate Commencement
                         April 26, July 26           Date:                   N/A
                         and October 26,           Fixed Interest Rate:      N/A
                         commencing
                         October 26, 1998
Agent:  Merrill Lynch & Co.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 5 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES

                               -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  July 24, 1998              Principal Amount: $50,000,000
Stated Maturity Date: July 26, 1999              Net Proceeds:     $49,970,000

                                                 Specified Currency:U.S. Dollars

Base     |_| Commercial Paper       |x| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        District Cost of
                                        Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:    $100,000                  Maximum Interest Rate:    N/A
Initial Interest Rate:   5.65625%                  Minimum Interest Rate:    N/A
Interest Determination                             Interest Factor
 Dates:                  Two Business Days         Convention:               N/A
                         prior to each Interest    Index Maturity:     One month
                         Payment Date              Spread (plus or
Interest Reset Dates:    Same as Interest            minus):                 N/A
                         Payment Dates             Spread Multiplier:        N/A
Interest Payment Dates:  Every January 26,         Fixed Rate Commencement
                         April 26, July 26           Date:                   N/A
                         and October 26,           Fixed Interest Rate:      N/A
                         commencing
                         October 26, 1998
Agent:  Merrill Lynch & Co.
Calculation Agent:  The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|x| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|_| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date:                      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   N/A

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-58125 and 333-58125-01


PRICING SUPPLEMENT NO. 6 DATED July 21, 1998
(To Prospectus Dated July 16, 1998, as Supplemented July 21, 1998)


                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES G
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                              FIXED RATE NOTES

                             -------------------


Trade Date:  July 21, 1998                       Book Entry:    |x|
Issue Price: 100%                                Certificated:  |_|
Original Issue Date:  August 17, 1998            Principal Amount: $25,000,000
Stated Maturity Date: August 17, 2018            Net Proceeds:     $24,680,000

                                                 Specified Currency:U.S. Dollars

Exchange Rate Agent:  N/A
Agent:  Countrywide Securities Corporation

Minimum Denomination:    $1,000
Interest Payment Dates:  February 17 and August 17, commencing February 17, 1999
Record Dates:            February 2 and August 2

Redemption:                            Repayment:

Check box opposite applicable paragraph:      Check box opposite applicable
                                              paragraph:
|_| The Notes cannot be redeemed prior        |x|  The Notes cannot be repaid
     to maturity.                                  prior to maturity.
|x| The Notes may be redeemed prior           |_|  The Notes may be repaid
    to maturity.                                   prior to maturity.
Initial Redemption Date: August 17, 2000      Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:   The Notes may be redeemed prior to maturity with
                          10 days notice to the bondholder

                          -------------------

          The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of May 31, 1998 the Guarantor did not have any secured indebtedness outstanding, and CHL had $586,135,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,565,486,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.